     The Universal Institutional Funds, Inc. Small Company Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Fortre  2/8/0    -     $18.50 $634,29   2,492    0.01%  0.08%   Goldma  Lehman
  ss      7                    1,000                              n,    Brothe
Invest                                                          Sachs     rs
 ment                                                           & Co.,
 Group                                                          Lehman
                                                                Brothe
                                                                 rs,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties
Travel  06/28    -     $41.10 $200,09   6,852    0.07%  0.21%    UBS      UBS
Center   /07                   9,460                            Invest  Warbur
 s of                                                            ment      g
Americ                                                          Bank,
   a                                                            Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Ferris
                                                                  ,
                                                                Baker
                                                                Watts
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                 Inc.
                                                                Oppenh
                                                                eimer
                                                                & Co.,
                                                                Stifel
                                                                Nicola
                                                                  us